                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 15, 1999


                        LAKEHEAD PIPE LINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



       DELAWARE                       1-10934                    39-1715850
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
   of incorporation)                                        Identification No.)



       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (218) 725-0100

ITEM 5.   OTHER EVENTS

      The Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc., at December 31, 1998 and 1997 has been prepared and is included as Exhibit 99.1 to this Form 8-K. Lakehead Pipe Line Company, Inc., is the General Partner of Lakehead Pipe Line Partners, L.P., and Lakehead Pipe Line Company, Limited Partnership.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits



----------------------------------------------------------------------------------------------------------------------
EXHIBIT NO.                                                   DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
99.1               Consolidated  Statement of Financial Position of Lakehead Pipe Line Company,  Inc. at December 31,
                   1998 and 1997, together with Report of Independent Public Accountants.
----------------------------------------------------------------------------------------------------------------------




                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 LAKEHEAD PIPE LINE PARTNERS, L.P.
                                           (registrant)

                                 By:  Lakehead Pipe Line Company, Inc.
                                      as General Partner


                                    --------------------------------------------
                                    M. A. Maki
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)


Date: April 15, 1999